FOR IMMEDIATE RELEASE

Rockley Photonics Announces Shipment of VitalSpex™ Pro Biosensing Technology for Alcohol, Lactate, and Glucose Measurement

OXFORD, England, and PASADENA, Calif., May 4, 2022 – Rockley Photonics Holdings Limited (NYSE: RKLY), a global leader in photonics-based health monitoring and communications solutions, today announced it has shipped its VitalSpex™ Pro technology for the non-invasive measurement of alcohol, glucose, and lactate to an early-access, tier-1 consumer wearables customer. The shipment of this advanced biomarker-sensing technology marks an important milestone in the progress of next-generation digital healthcare.

“Shipping the enhanced, higher-performance Pro version of our VitalSpex biosensing platform is an important step forward for the future of the digital health category,” said Dr. Andrew Rickman, chairman and chief executive officer of Rockley. “We believe that the ability to continuously monitor an expanded range of biomarkers will be a game-changer. Our customer’s ability to integrate our biosensing technology into smart wearables has the potential to transform health outcomes by enabling earlier detection of certain conditions and improving the management and treatment of illnesses such as hypertension, liver disease, or diabetes. With these advances, practitioners like Dr. David Klonoff, clinical professor of medicine at the University of California, San Francisco, increasingly understand that the important insights gained from continuously monitoring multiple biomarkers provide a holistic view of an individual’s health.”

Rockley intends to begin production of the Baseline version of its VitalSpex biosensing platform, which will measure biomarkers for blood oxygen, blood pressure, body hydration, core body temperature, heart rate, heart rate variation, and respiratory rate, in the second half of 2022. The Company plans to begin production of the Pro version of its VitalSpex biosensing platform in 2023, which will measure an extended range of biomarkers, including alcohol, glucose, and lactate.

More information about Rockley’s digital health monitoring solution is available here: https://rockleyphotonics.com/biomarker-sensing

About Rockley Photonics
A global leader in photonics-based health monitoring and communications solutions, Rockley Photonics is developing a comprehensive range of photonic integrated circuits and

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associated modules, sensors, and full-stack solutions. From next-generation sensing platforms specifically designed for mobile health monitoring and machine vision to high-speed, high-volume solutions for data communications, Rockley is laying the foundation for a new generation of applications across multiple industries. Rockley believes that photonics will eventually become as pervasive as micro-electronics, and it has developed a platform with the power and flexibility needed to address both mass markets and a wide variety of vertical applications.

Formed in 2013, Rockley is uniquely positioned to support hyper-scale manufacturing and address a multitude of high-volume markets. Rockley has partnered with numerous tier-1 customers across a diverse range of industries to deliver the complex optical systems required to bring transformational products to market.

To learn more about Rockley, visit rockleyphotonics.com.

Cautionary Note Regarding Forward-Looking Statements
Statements in this press release that are not historical facts constitute “forward-looking statements” for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding Rockley’s future expectations, beliefs, plans, objectives, and assumptions regarding future events or performance. The words “accelerate,” “advance,” “anticipate,” “believe,” “can,” “capability,” “continue,” “could,” “develop,” “enable,” “estimate,” “eventual,” “expand, “expect,” “focus,” “forward,” “future,” “goal,” “intend,” “may,” “might,” “opportunity,” “outlook,” “plan,” “possible,” “position,” “potential,” “predict,” “project,” “revolutionize,” “seem,” “should,” “trend,” “vision,” “will,” “would” or other terms that predict or indicate future events, trends, or expectations, and similar expressions or the negative of such expressions may identify forward-looking statements, but the absence of these words or terms does not mean that a statement is not forward-looking. Forward-looking statements in this press release include, but are not limited to, statements regarding the following: (a) the potential of Rockley’s sensing platform to provide real-time insights about a variety of health conditions and enable the early detection of disease states by enabling the detection of various biomarkers from a wearable device; (b) the importance of the ability to monitor key biomarkers on a continuous basis; (c) the ability to provide insight into various chronic conditions like diabetes and other diseases; (d) Rockley’s ability to support remote health monitoring, improve patient compliance, and generally improve the well-being of people around the globe; (e) Rockley’s intent to begin production of its Baseline solution in the second half of 2022; (f) Rockley’s plan to begin production of its Pro solution in 2023; (g) the potential impact of the ability to miniaturize the monitoring of key biomarkers into a tiny form factor; (h) the ability of the PIC sensors in Rockley’s sensing platform to detect detail beyond today’s LED-based sensor technology; (i) the potential effectiveness of the wearable sensing platform to monitor biomarkers; (j) the timing and potential results of Rockley’s ongoing human studies and the ability of such studies to help optimize algorithms and

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refine performance across a broad range of biomarkers; (k) the expectation that the cloud-based analytics and AI capabilities of Rockley’s platform can help develop a more holistic assessment of a person’s health and well-being; (l) Rockley’s belief that its cloud and AI infrastructure can enable additional capabilities for the fast-growing digital health domain and help individuals make more informed decisions about their health and well-being; (m) the anticipated and potential features, scope, goals, and benefits of the Company’s platform, products, and technology; (n) its development of a range of photonic integrated circuits and associated modules, sensors, and full-stack solutions; (o) Rockley’s belief that photonics will eventually become as pervasive as micro-electronics; and (p) Rockley’s potential to support hyper-scale manufacturing, address a multitude of high-volume markets, and deliver the complex optical systems required to bring transformational products to market.

Forward-looking statements are subject to several risks and uncertainties (many of which are beyond Rockley’s control) or other assumptions that may cause actual results or performance to differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following: (i) Rockley’s ability to achieve customer acceptance and commercial production of its products and technology, including in a timely and cost-effective manner; (ii) Rockley’s ability to achieve customer design wins and convert memoranda of understanding and development contracts into production contracts; (iii) risks related to purchase orders, including the lack of long-term purchase commitments, the cancellation, reduction, delay, or other changes in customer purchase orders, and if and to the extent customers seek to enter into licensing arrangements in lieu of purchases; (iv) Rockley’s history of losses and need for additional capital and its ability to access additional financing to support its operations and execute on its business plan, as well as the risks associated therewith; (v) legal and regulatory risks; (vi) risks associated with its fabless manufacturing model and dependency on third-party suppliers; (vii) Rockley’s reliance on a few significant customers for a majority of its revenue and its ability to expand and diversify its customer base; (viii) Rockley’s financial performance; (ix) the impacts of COVID-19 on Rockley, its customers and suppliers, its target markets, and the global economy; (x) Rockley’s ability to successfully manage growth and its operations as a public company; (xi) fluctuations in Rockley’s stock price and Rockley’s ability to maintain the listing of its ordinary shares on the NYSE; (xii) Rockley’s ability to anticipate and respond to industry trends and customer requirements; (xiii) changes in the current and future markets in which Rockley is or may be engaged; (xiv) risks related to competition and intellectual property; (xv) market opportunity and demand for Rockley’s products and technology, as well as the customer products into which Rockley’s products and technology are incorporated; (xvi) risks related to international operations; (xvii) risks related to cybersecurity, privacy, and infrastructure; (xviii) risks related to financial and accounting matters; (xix) general economic, financial, political, and business conditions, both domestic and foreign; and (xx) Rockley’s ability to realize the anticipated benefits of strategic partnerships, as well as other factors described under the heading “Risk Factors” in

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Rockley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and in other documents Rockley files with the Securities and Exchange Commission in the future.

The forward-looking statements contained in this press release are based on various assumptions, whether or not identified in this press release, and on Rockley’s current expectations, beliefs, and assumptions and are not predictions of actual performance. If any of these risks or uncertainties materialize, or should any of these assumptions prove incorrect, actual results may differ materially from those discussed in or implied by these forward-looking statements. There can be no assurance that future developments affecting Rockley will be those that have been anticipated. These forward-looking statements speak only as of the date hereof and Rockley does not intend to update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as required by law.

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Contact Information
Media
Debra Raine
Rainemakers
Telephone: +1 415-349-7432
Email: rockleyphotonics@rainemakers.com

Investors
Gwyn Lauber
Rockley Photonics
Telephone: +1 626-995-0001
Email: investors@rockleyphotonics.com

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